UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 26, 2010

A123 Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34463	04-3583876
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

A123 Systems, Inc. Arsenal on the Charles 321 Arsenal Street Watertown, Massachusetts	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  617-778-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of A123 Systems, Inc. (the “Company”) was held on May 26, 2010.  At the annual meeting, the stockholders of the Company voted on the following proposals:

1.             To elect the two directors named in the Company’s proxy statement for a three-year term expiring in 2013. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	For	Against	Withheld	Broker Non-Votes

Jeffrey P. McCarthy	48,323,729	0	384,901	19,206,613

Gilbert N. Riley, Jr.	48,367,661	0	340,969	19,206,613

2.             To ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2010.  The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain	Broker Non-Votes

67,630,844	213,846	70,553	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A123 SYSTEMS, INC.

Date: June 2, 2010	By:	/s/ ERIC J. PYENSON
Eric J. Pyenson
Vice President and General Counsel